EXHIBIT 21

LIST OF SUBSIDIARIES OF LIZ CLAIBORNE, INC.

Adelington Design Group Inc.	Delaware
Boodle, Inc.	Delaware
DB Newco Corp.	Delaware
Havana, LLC	Delaware
Juicy Couture Canada, Inc.	Canada
Jerg, Inc.	California
Juicy Couture Europe Limited	United Kingdom
Juicy Couture, Inc.	California
Kate Spade South America Comercio, Importaco E Exportacao De Calcados, Bolsas, Roupas E Accessorios LTDA	Brazil
Kate Spade Hong Kong Limited	Hong Kong
Kate Spade LLC	Delaware
Kate Spade Puerto Rico, Inc.	Delaware
Kate Spade UK Limited	United Kingdom
L.C. Augusta, Inc.	Delaware
L.C. Caribbean Holdings, Inc.	Delaware
L.C. Libra, LLC	Delaware
L.C. Licensing, LLC	Delaware
L.C. Service Company, Inc.	Delaware
L.C. Special Markets, Inc.	Delaware
LCCI Holdings Inc.	Delaware
LCI Acquisition U.S., Inc.	Delaware
LCI Holdings, Inc.	Delaware
LCI Investments, Inc.	Delaware
Liz Claiborne Accessories-Sales, Inc.	Delaware
Liz Claiborne Canada Inc.	Canada
Liz Claiborne Colombia, Ltda.	Colombia
Liz Claiborne Cosmetics, Inc.	Delaware
Liz Claiborne De El Salvador, S.A., de C.V.	El Salvador
Liz Claiborne de Mexico, S.A. de C.V.	Mexico
Liz Claiborne do Brasil Industria E Comercio Ltda.	Brazil
Liz Claiborne Europe	United Kingdom
Liz Claiborne Export, Inc.	Delaware
Liz Claiborne Foreign Holdings, Inc.	Delaware
Liz Claiborne International Limited	Hong Kong
Liz Claiborne (Israel) Ltd.	Israel
Liz Claiborne Japan, Inc.	Delaware
Liz Claiborne (Malaysia) SDN.BHD	Malaysia
Liz Claiborne Operations (Israel) 1993 Limited	Israel
Liz Claiborne Puerto Rico, Inc.	Delaware
Liz Claiborne Sales, Inc.	Delaware
Liz Claiborne, S.A.	Costa Rica
Liz Claiborne Servicios de Mexico, S.A. de C.V.	Mexico
Liz Claiborne Shoes, Inc.	Delaware
Liz Foreign B.V.	Netherlands
Lucky Brand Dungarees Canada Inc.	Canada
Lucky Brand Dungarees, Inc.	Delaware
Lucky Brand Dungarees Stores, Inc.	Delaware
Mexx Far East Limited	Hong Kong
Mexx Portugal, Unnipessoal, LDA	Portugal

Mexx Shenzen Ltd.	China
Monet International, Inc.	Delaware
Monet Puerto Rico, Inc.	Delaware
Nonee I Holding, LLC	Delaware
Nonee I, LLC	Delaware
Segrets, Inc.	Delaware
Skylark Sport Marketing Corporation	California
WCFL Holdings, LLC	Delaware
Westcoast Contempo Promenade, Inc.	Washington
Westcoast Contempo Retail, Inc.	Washington
Westcoast Contempo USA, Inc.	Washington
Adelington Design Group Inc.	Delaware
Boodle, Inc.	Delaware
DB Newco Corp.	Delaware
Havana, LLC	Delaware
Juicy Couture Canada, Inc.	Canada
Jerg, Inc.	California
Juicy Couture Europe Limited	United Kingdom
Juicy Couture, Inc.	California
Kate Spade South America Comercio, Importaco E Exportacao De Calcados, Bolsas, Roupas E Accessorios LTDA	Brazil
Kate Spade Hong Kong Limited	Hong Kong
Kate Spade LLC	Delaware
Kate Spade Puerto Rico, Inc.	Delaware
Kate Spade UK Limited	United Kingdom
L.C. Augusta, Inc.	Delaware
L.C. Caribbean Holdings, Inc.	Delaware
L.C. Libra, LLC	Delaware
L.C. Licensing, LLC	Delaware
L.C. Service Company, Inc.	Delaware
L.C. Special Markets, Inc.	Delaware
LCCI Holdings Inc.	Delaware
LCI Acquisition U.S., Inc.	Delaware
LCI Holdings, Inc.	Delaware
LCI Investments, Inc.	Delaware
Liz Claiborne Accessories-Sales, Inc.	Delaware
Liz Claiborne Canada Inc.	Canada
Liz Claiborne Colombia, Ltda.	Colombia
Liz Claiborne Cosmetics, Inc.	Delaware
Liz Claiborne De El Salvador, S.A., de C.V.	El Salvador
Liz Claiborne de Mexico, S.A. de C.V.	Mexico
Liz Claiborne do Brasil Industria E Comercio Ltda.	Brazil
Liz Claiborne Europe	United Kingdom
Liz Claiborne Export, Inc.	Delaware
Liz Claiborne Foreign Holdings, Inc.	Delaware
Liz Claiborne International Limited	Hong Kong
Liz Claiborne (Israel) Ltd.	Israel
Liz Claiborne Japan, Inc.	Delaware
Liz Claiborne (Malaysia) SDN.BHD	Malaysia
Liz Claiborne Operations (Israel) 1993 Limited	Israel
Liz Claiborne Puerto Rico, Inc.	Delaware
Liz Claiborne Sales, Inc.	Delaware
Liz Claiborne, S.A.	Costa Rica
Liz Claiborne Servicios de Mexico, S.A. de C.V.	Mexico

Liz Claiborne Shoes, Inc.	Delaware
Liz Foreign B.V.	Netherlands
Lucky Brand Dungarees Canada Inc.	Canada
Lucky Brand Dungarees, Inc.	Delaware
Lucky Brand Dungarees Stores, Inc.	Delaware
Mexx Far East Limited	Hong Kong
Mexx Portugal, Unnipessoal, LDA	Portugal
Mexx Shenzen Ltd.	China
Monet International, Inc.	Delaware
Monet Puerto Rico, Inc.	Delaware
Nonee I Holding, LLC	Delaware
Nonee I, LLC	Delaware
Segrets, Inc.	Delaware
Skylark Sport Marketing Corporation	California
WCFL Holdings, LLC	Delaware
Westcoast Contempo Promenade, Inc.	Washington
Westcoast Contempo Retail, Inc.	Washington
Westcoast Contempo USA, Inc.	Washington